Exhibit 10.7.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of June 30, 2014 (the “Amendment Effective Date”), by and among ENOVATION CONTROLS, LLC, an Oklahoma limited liability company (the “Borrower”), the SUBSIDIARY GUARANTORS under the Credit Agreement referred to below, the undersigned LENDERS under the Credit Agreement referred to below, and BOKF, NA dba BANK OF OKLAHOMA, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 30, 2014 (the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement have the respective meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders agree to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Agreement is hereby amended in accordance with Section 11.2 thereof, as follows:

1. AMENDMENT TO TEST DATE FOR FINANCIAL COVENANTS. Sections 6.1 and 6.2, respectively, of the Credit Agreement are hereby amended to change the reference to “June 30, 2014” appearing in each section to read “September 30, 2014.” As a result of the foregoing, the Borrower’s compliance with the financial covenants set forth in Sections 6.1 and 6.2 of the Credit Agreement will first be tested at and as of September 30, 2014.

2. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective when counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors and the Required Lenders have been delivered to the Administrative Agent and the Administrative Agent has duly executed a counterpart hereof. The Administrative Agent shall notify the Borrower and the Lenders when the foregoing conditions precedent have been satisfied and this Amendment has become effective, and such notice shall be conclusive and binding.

3. GENERAL.

3.1 Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the “Credit Agreement” appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

3.2 No Course of Performance. The agreement of the Lenders and the Administrative Agent to the modifications set forth herein shall not obligate the Lenders or the Administrative Agent to agree to any amendments to the Credit Agreement or to grant any waivers or consents which may be requested in the future.

3.3 Reimbursement of Expenses. The Borrower agrees to pay or reimburse the reasonable fees of Conner & Winters, LLP, counsel to the Administrative Agent, incurred in connection with the preparation of this Amendment.

3.4 Release. In consideration of the amendments contained herein, the Borrower and the Subsidiary Guarantors each hereby waive and release each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

3.5 Ratification and Affirmation. The Borrower and the Subsidiary Guarantors each hereby acknowledges the terms of this Amendment and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

3.6 Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

3.7 Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

3.8 Manner of Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (fax) or by electronic communication by portable document format (PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW.]

ENOVATION CONTROLS, LLC

By:	/s/ David L. Crowell
Name: David L. Crowell
Title: Vice President, Finance

GC&I GLOBAL, INC.

By:	/s/ David L. Crowell
Name: David L. Crowell
Title: Vice President, Finance

MURPHY INDUSTRIES, LLC

By:	/s/ David L. Crowell
Name: David L. Crowell
Title: Vice President, Finance

ECONTROLS, LLC

By:	/s/ David L. Crowell
Name: David L. Crowell
Title: Vice President, Finance

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA

By:	/s/ David G. Lamb
Name: David G. Lamb
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Celestino Gonzalez
Name:	Celestino Gonzalez
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dylan McCants
Name:	Dylan McCants
Title:	Vice President, Commercial Banking

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT

PROSPERITY BANK

By:	/s/ Matt Crew
Name:	Matt Crew
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

TO CREDIT AGREEMENT